CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

Amendment No. 1 to

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 30, 2015

Date of Report

(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3 South Renmin Road Chengdu, P. R. China, 610041
(Address of principal executive offices (zip code))

+011-86-28-8551-6696

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 8 – Other Events

Item 8.01. Other Events

Tianyin Pharmaceutical Co., Inc. (the “Company”) is filing this amendment (the “Amendment”) to a Current Report on Form 8-K (the “Form 8-K”) filed by the Company on October 16, 2015 which disclosed that, in late September of 2015, the Company was informed that an investigation had been initiated against Mr. Guoqing Jiang, Chief Executive Officer, Acting Chief Financial Officer and Chairman of the Company by Public Order Corps of Sichuan Province Public Security Department (the “SPPSD”) in connection with the temporary halt of production and sale of the Company’s Hugan Tablets in mid 2014, which was disclosed in a Current Report on Form 8-K filed by the Company on April 7, 2014, amended subsequently on May 14, 2014, May 23, 2014 and July 8, 2014, as well as the Company’s periodic reports thereafter.

The Company is filing this Amendment to clarify that the investigation initiated by SPPSD is unrelated to the investigations in mid-2014 which was conducted by China Food and Drug Administration (“CFDA”). It is alleged by SPPSD that the Company’s wholly-owned subsidiary, Chengdu Tianyin Pharmaceutical Co., Ltd. (“Chengdu Tianyin”), was involved in production and sale of counterfeit drugs in connection with the Company’s Hugan Tablets. It is alleged by SPPSD that, according to China’s Drug Administration Law, Chengdu Tianyin’s substitution of a required herbal ingredient (Radix Bupleuri) with another herbal ingredient (Bupleurum Marginatum) in the production of Hugan Tablets is illegal and therefore shall be deemed “production and sale of counterfeit drugs”. This is a criminal investigation against Chengdu Tianyin, and not against Mr. Jiang as an individual. Mr. Jiang is being involved in this investigation because he is the legal representative of Chengdu Tianyin. Mr. Jiang is currently being detained by SPPSD and his personal freedom is being restricted; therefore, for the time being, he cannot perform his regular duties.

As a part of the investigation, SPPSD took certain accounting files and relevant purchase, production and sale files of the Company. Currently the Company is actively seeking to get back the files as soon as possible, since those files are required to complete the Company’s annual audit for the fiscal year ended June 30, 2015. According to the Company’s recent communications with SPPSD, it is expected that the files may be returned to the Company in March 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

	By:	/s/Guoqing Jiang
Name: Guoqing Jiang
Title: Chief Executive Officer
Dated: December 23, 2015

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